Exhibit 10.1

FIRST AMENDMENT dated as of March 25, 2016 (this “Amendment”) to Amendment No. 1 dated as of July 31, 2015 among the Borrower, the Lenders party thereto and the Incremental Tranche A-1 Term Loan Lenders (“Amendment No. 1 to the Credit Agreement”) to the Credit Agreement dated as of October 28, 2013 among GLP CAPITAL, L.P. (as successor-by-merger to GLP Financing, LLC), a Pennsylvania limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) (the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Amendment No. 1 to the Credit Agreement.
WHEREAS, the Borrower has requested, and the Incremental Tranche A-1 Term Loan Lenders have agreed, to modify the terms of the Incremental Tranche A-1 Term Loans;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Amendments. Amendment No. 1 to the Credit Agreement is hereby amended as follows:

(a)    the reference in clause (a) of Section 2(h) to “March 31” shall be deemed to be a reference to “April 30” and
(b)    Section 6(ix) shall be amended by adding the following immediately prior to “.” at the end thereof: “; provided further, the amendment to the Merger Agreement dated as of the date hereof and any further amendment, modification, supplement, waiver or consent that results in an extension of the End Date as defined in the Merger Agreement to any date not later than June 30, 2016 shall be permitted”.
Section 2.    Conditions to Effectiveness. This Amendment shall become effective on the date that the Administrative Agent shall have received executed signature pages hereto from the Borrower and the Incremental Tranche A-1 Term Lenders (with the understanding that the obligation of such Incremental Tranche A-1 Term Lenders to provide the Incremental Tranche A-1 Term Loans shall be subject to satisfying the conditions set forth in Section 6 of Amendment No. 1).

Section 3.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic scan transmission (e.g., “pdf” or “tif”) shall be effective as delivery of an originally executed counterpart hereof.

Section 4.    Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. The provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

Section 5.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.    Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Incremental Tranche A-1 Term Loan Lenders or the Administrative Agent, in each case under Amendment No. 1 to the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amendment No. 1 to the Credit Agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement from and after the Incremental Tranche A-1 Term Facility Amendment Effective Date.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GLP CAPITAL L.P.

By:	/s/ William J. Clifford
Name: William J. Clifford
Title: SVP Finance and CFO

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title: Executive Director

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title: Executive Director

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

BANK OF AMERICA, N.A.,
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director

If a second signature is necessary:

By:	___________________
Name:
Title:

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

FIFTH THIRD BANK
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Derek D. Brust
Name: Derek D. Brust
Title: Managing Director

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

MANUFACTURERS AND TRADERS TRUST COMPANY
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Paul Delmonte
Name: Paul Delmonte
Title: Vice President

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

WELLS FARGO BANKS, N.A.
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Donald Schubert
Name: Donald Schubert
Title: Managing Director

If a second signature is necessary:

By:	___________________
Name:
Title:

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

UBS AG, STAMFORD BRANCH
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

If a second signature is necessary:

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ David Bowers
Name: David Bowers
Title: Managing Director

If a second signature is necessary:

By:	/s/ Gianna Gioia
Name: Gianna Gioia
Title: Vice President

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

SUNTRUST BANK
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ J. Haynes Gentry III
Name: J. Haynes Gentry III
Title: Director

If a second signature is necessary:

By:	___________________
Name:
Title:

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

NOMURA CORPORATE FUNDING AMERICAS, LLC
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Sean P. Kelly
Name: Sean P. Kelly
Title: Managing Director

If a second signature is necessary:

By:	___________________
Name:
Title:

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

CITIZENS BANK OF PENNSYLVANIA
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Sean McWhinnie
Name: Sean McWhinnie
Title: Duly Authorized Signatory

If a second signature is necessary:

By:	___________________
Name:
Title:

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]

The undersigned Incremental Tranche A-1 Term Loan Lender hereby consents to this Amendment.

BARCLAYS BANK
as an Incremental Tranche A-1 Term Loan Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page to First Amendment to Amendment No. 1 to the Credit Agreement]